 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 5, 2020

CTI BIOPHARMA CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-28386	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
3101 Western Avenue, Suite 800
Seattle, Washington 98121
(Address of principal executive offices)
Registrant’s telephone number, including area code: (206) 282-7100
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CTIC	Nasdaq Capital Market

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

On Friday, June 5, 2020, CTI BioPharma Corp. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) at 10:00 a.m., Pacific Time. As of the close of business on April 13, 2020, the record date for the 2020 Annual Meeting, there were 73,681,593 shares of common stock entitled to vote at the meeting.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the 2020 Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated 2017 Equity Incentive Plan (as so amended, the “2017 Plan”) to increase the number of shares reserved for issuance thereunder by 5,100,000.
For additional information regarding the 2017 Plan, please refer to the heading “Summary Description of the 2017 Plan” contained in Proposal 3 of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 23, 2020 (the “Proxy Statement”).
The foregoing description and the summary contained in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the 2017 Plan, which is filed as Exhibit 10.1.
Item 5.07. Submission of Matters to a Vote of Security Holders.
At the 2020 Annual Meeting, each of the Company’s director nominees was elected and each of the other proposals voted on was approved. The proposals are described in the Proxy Statement and the final voting results are set forth below:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 1. Election of Directors
Adam R. Craig	42,415,208	155,133	48,724	7,527,945
Laurent Fischer	42,407,367	162,348	49,350	7,527,945
Michael A. Metzger	42,394,057	173,455	51,553	7,527,945
David R. Parkinson	37,451,547	5,118,144	49,374	7,527,945
Matthew D. Perry	42,390,266	176,683	52,116	7,527,945
Reed V. Tuckson	41,534,065	1,035,823	49,177	7,527,945

Proposal 2. Approval of Amendment to the Certificate of Incorporation to Increase the Number of Authorized Shares	48,284,734	1,755,127	107,149	0

Proposal 3. Approval of Amendment to the Amended and Restated 2017 Equity Incentive Plan to Increase the Number of Authorized Shares	40,092,882	2,501,705	24,478	7,527,945

Proposal 4. Ratification of Ernst & Young LLP as Independent Registered Public Accounting Firm	49,284,958	814,571	47,481	0

Proposal 5. Advisory Vote on 2019 Named Executive Officer Compensation	42,255,333	283,470	80,262	7,527,945

Proposal 6. Adjournment of the Meeting if Necessary or Appropriate	42,808,486	7,209,982	128,542	0

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description	Location
10.1	CTI BioPharma Corp. Amended and Restated 2017 Equity Incentive Plan.	Filed herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI BIOPHARMA CORP.
Date: June 10, 2020	By:	/s/ David H. Kirske
David H. Kirske
Chief Financial Officer